UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 12, 2004

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

Delaware	333-89452
Delaware	333-89452-03	31-1750007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA c/o Wilmington Trust Company, Rodney Square North 1100 North Market Street, Wilmington, Delaware		22102 19890
(Address of principal executive offices)		(Zip Code)

(703) 720-1000 (302) 651-1119
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):
Not Applicable

Item 5.                                                           Other Events
The December 2003 Monthly Servicer Report was distributed
January 12, 2004.

Item 7.                                                           Financial Statements and Exhibits
The following are filed as exhibits to this Report:
Exhibit 20.  December 2003 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Prime Auto Receivables Trust 2003-1 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capital One Auto Receivables, LLC

	By:	/s/ Steve Cunningham
Name: Steve Cunningham
Title: Assistant Vice President

Capital One Prime Auto Receivables Trust 2003-1
By: Capital One Auto Receivables, LLC,
Administrator of the Capital One Prime Auto
Receivables Trust 2003-1

	By:	/s/ Steve Cunningham
Name: Steve Cunningham
Title:Assistant Vice President

Date: January 12, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1
(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

INDEX TO EXHIBITS

Exhibit Number

20.	December 2003 Monthly Servicer Report